Financial risk management and financial instruments	12 Months Ended
Oct. 31, 2020
Financial risk management and financial instruments [Abstract]
Financial risk management and financial instruments
24 Financial risk management and financial instruments

Risk factors and treasury risk management
The Group’s treasury function aims to reduce exposures to interest rate, foreign exchange and other financial risks, to ensure liquidity is available as and when required, and to invest cash assets safely and profitably. The Group does not engage in speculative trading in financial instruments. The treasury function’s policies and procedures are reviewed and monitored by the Audit committee and are subject to internal audit review.

The Group’s multi-national operations expose it to a variety of financial risks that include the effects of changes in credit risk, foreign currency risk, interest rate risk and liquidity/capital risk. Treasury risk management is carried out by a central treasury department under policies approved by the board of directors.

Group treasury identifies and evaluates financial risks alongside business management. The board provides written principles for risk management together with specific policies covering areas such as foreign currency risk, interest rate risk, credit risk and liquidity risk, the use of derivative and non-derivative financial instruments as appropriate, and investment of excess funds.

Liquidity and capital risk
Central treasury carries out cash flow forecasting for the Group to ensure that it has sufficient cash to meet operational requirements and to allow the repayment of the bank facility. Surplus cash in the operating units over and above what is required for working capital needs is transferred to Group treasury. These funds are used to repay bank borrowings or are invested in interest bearing current accounts, time deposits or money market deposits of the appropriate maturity period determined by consolidated cash forecasts.

The Group seeks to maximize financial flexibility and minimize refinancing risk by issuing debt from a variety of sources and with a range of maturities.  The level of facilities required are determined through the preparation of cash flow forecasts which consider a range of business performance scenarios. Borrowings are refinanced substantially prior to falling current to minimize refinancing risk.

The Group’s objective when managing its capital structures is to minimize the cost of capital while maintaining adequate capital to protect against volatility in earnings and net asset values. The strategy is designed to maximize shareholder return over the long-term.

In March 2020, given the increased macro-economic uncertainty as a result of the COVID-19 pandemic, as a precautionary measure, the directors withdrew their recommendation for the payment of a final dividend of 58.33 cents per share in respect of the 12 months ended October 31, 2019. Similarly, no dividend was paid in respect of the six months to April 30, 2020. The decision to not pay these dividends has resulted in an increase in available liquidity compared to the payments that would otherwise have been made under the Group’s existing dividend policy.

In May 2020, the Group refinanced its $1,415m term loans maturing in November 2021 and made a voluntary debt repayment of $143m. In September 2020, the Group refinanced its revolving credit facility and reduced its size from $500.0m to $350.0m. Following these refinancing activities the Group’s earliest debt maturity is in June 2024.  The repayment of debt and reduction in size of the revolving credit facility were made following an assessment of potential future performance scenarios, taking into account the current additional macro-economic uncertainties as a result of COVID-19.

The only financial covenant attaching to the Group’s borrowing facilities relates to the revolving credit facility, which is subject to an aggregate net leverage covenant only in circumstances where more than 35% of the revolving credit facility is outstanding at a fiscal quarter end. Throughout the year the applicable covenant threshold was 4.35x; however no test was applicable at October 31,2020 or any previous test date, as the facility was not drawn in excess of the 35% threshold. This covenant is not expected to inhibit the Group’s future operations or funding plans.

The Group uses cash pooling structures and intercompany loans to mobilize cash efficiently within the Group.  The key objectives of the treasury function with respect to cash and cash equivalents are to protect their principal value, concentrate cash centrally, minimize the requirements for external borrowing and optimize yield.

As part of its short-term cash management the Group invests in a range of cash and cash equivalents, including money market funds, which are considered to be highly liquid and not exposed to significant changes in fair value.

Subsidiary companies are funded through share capital, retained earnings and loans from central finance companies on commercial terms.  Subsidiary companies do not enter into local borrowings with external counterparties.

Interest rate risk

The Group’s income and cash generated from operations are substantially independent of changes in market interest rates. The Group’s interest rate risk arises from short-term and long-term borrowings. Borrowings issued at variable rates expose the Group to cash flow interest rate risk. The Group currently uses four interest rate swaps to manage its cash flow interest rate risk arising from potential increases in the LIBOR interest rate.

The objective of the Group’s interest rate risk management policy is to manage the uncertainty and adverse impact on the Group’s net interest charge due to changes in interest rates to an acceptable level. In doing so, the Group seeks to minimize the cost of hedging and the level of associated counterparty risk.

The Group has set a target of approximately half its borrowings being subject to fixed interest rates in order to minimize its exposure to changes in interest rates. This is achieved through four US dollar interest swaps for a total notional value of $2.25 billion, with a maturity date of September 2022. The hedge accounting is discussed further later in the note.

The Group’s borrowing facilities do not contain any covenants with respect to interest cover ratios.

Foreign exchange risk

The Group operates internationally and is exposed to foreign exchange risk arising from various currency exposures, primarily with respect to the Euro, UK Pound Sterling, Indian Rupee, Israeli Shekel, Japanese Yen and the Chinese Yuan. Foreign exchange risk arises from future commercial transactions, recognized assets and liabilities and net investments in foreign operations where the transactions are denominated in a currency that is not the entity’s functional currency.

The Group is subject to exposure on the translation of the net assets of foreign currency subsidiaries into its reporting currency, US dollar. The Group’s primary balance sheet translation exposures are noted in the exposure analysis below. These exposures are kept under regular review with the Group treasury function providing reporting to the Treasury Risk committee and the Audit committee.

Group borrowings are denominated in US dollars and Euros. The Group seeks to match the currency profile of borrowings to the cash flows arising from the Groups operations used to service those borrowings. The May 2020 debt refinancing included an additional proportion of Euro debt and a reduction in US dollar debt which is intended to better match the currency profile of the Group’s debt with the cash flows used to service that debt (note 18 “Borrowings”).

The Group has certain investments in foreign operations, whose net assets are exposed to foreign currency translation risk. The Group faces currency exposures arising from the translation of profits earned in foreign currency subsidiaries into the Group’s reporting currency of US dollars. As at October 31, 2020 two net investment hedges totalling €1.05 billion have been designated using non-derivative Euro debt instruments to minimize the volatility in shareholder’s equity arising from foreign currency translation (there were no net investment hedges as at October 31, 2019).

Exposures also arise from foreign currency denominated trading transactions undertaken by subsidiaries and exposures here are not hedged. The Group utilizes constant currency reporting to enable management and investors to understand the underlying performance of the Group excluding exchange rate impacts.

Credit risk

The Group provides credit to customers in the normal course of business. Collateral is not required for those receivables but the Group has policies in place requiring appropriate credit checks on potential customers before sales commence and a monitoring process for assessing overdue receivables and customer payment behavior post sale. These policies and procedures include assessing customer credit limits and the use of third party financial and risk reporting to control our exposure and credit risk.
Financial instruments which potentially expose the Group to a concentration of credit risk consist primarily of cash and cash equivalents and accounts receivable.

The Group maintains a provision for impairment based upon the measurement of lifetime expected credit losses for all trade receivables using the IFRS 9 simplified approach.

The risk management practices noted above provide the historical customer payment profiles and a view on customer behaviour with any historical credit losses experienced. The loss allowance is adjusted for forward-looking factors specific to the debtor and the economic environment resulting in an overall assessment of any provision required.

The Group sells products and services to a wide range of customers around the world and therefore believes there is no significant concentration of customer credit risk.

The Group’s credit risk on cash and cash equivalents is limited as the counterparties are generally well established financial institutions with generally high credit ratings.

Cash deposits and other financial instruments give rise to credit risk on the amounts due from the related counterparties. Generally, the Group aims to transact with counterparties with strong investment grade credit ratings. However, the Group recognizes that due to the need to operate over a large geographic footprint, this will not always be possible. Counterparty credit risk is managed on a global basis by limiting the aggregate amount of exposure to any one counterparty, taking into account its credit rating. The credit ratings of all counterparties are reviewed regularly.  All derivatives are subject to ISDA agreements or equivalent documentation.

The maximum exposure to the credit risk of financial assets at the balance sheet date is reflected by the carrying values included in the Group’s balance sheet. Please refer to the credit risk table further below. The credit quality of cash and cash equivalents is listed in note 16 “Cash and cash equivalents” with over 95% rated from A+ to AAA.

Financial instruments

The tables below sets out the measurement categories and carrying values of financial assets and liabilities with fair value inputs where relevant.

		Measurement category	Carrying value October 31, 2020	Fair value 2020	Fair value Hierarchy 2020/2019	Carrying value October 31, 2019
	Note		$m			$m
Financial assets

Non-current
Long-term pension assets	22	FV OCI	18.2	Fair value insurance based input	Level 3	17.1

Current
Cash and cash equivalent	16	Amortized cost	737.2	-	-	355.7
Trade and other receivables	14	Amortized cost	648.6	-	-	922.7
Contract assets	14	Amortized cost	33.7	-	-	56.3
			1,437.7			1,351.8

Financial liabilities

Non-current
Derivative financial instruments – interest rate swaps[1]	24	FV OCI	77.9	Fair value Bank Institutions	Level 2	36.5
Borrowings (gross)[2]	18	Amortized cost	4,699.0	4,535.1	-	4,775.0
Lease obligations	19	Amortized cost	82.2	-	-	11.7
Provisions	21	Amortized cost	22.5	-	-	49.1

Current
Borrowings (gross)[2]	18	Amortized cost	34.2	-	-	-
Lease obligations	19	Amortized cost	168.2	-	-	11.8
Provisions	21	Amortized cost	49.7	-	-	29.3
Trade and other payables – accruals	17	Amortized cost	419.2	-	-	530.3
			5,552.9			5,443.7

[1] Derivative interest rate swaps are measured at FV OCI as a result of hedge accounting. All interest rate swaps are in designated hedge relationships and there are no other derivative financial instruments held as FVTPL.
[2] Borrowings have a carrying value (net of unamortized prepaid facility arrangement fees and original issue discount) of $4,640.3 million (2019: $4,670.7 million). Total borrowings (gross) are shown in this table as $4,733.2 million (2019: $4,775.0 million) for the fair value comparison.

Fair value measurement

For trade and other receivables, cash and cash equivalents, provisions, trade and other payables, fair values approximate to book values due to the short maturity periods of these financial instruments. For trade receivables, allowances are made for credit risk.

Long-term borrowings with a carrying value of $4,640.3 million (2019: $4,670.7 million) (note 18 “Borrowings”) including unamortized prepaid facility fees and discounts, have a fair value estimate of $4,535.1 million (2019: $4,686.0 million) based on trading prices obtained from external banking providers as at October 31, 2020.

Derivative financial instruments measured at fair value are classified as Level 2 in the fair value measurement hierarchy as they have been determined using significant inputs based on observable market data. The fair values of interest rate derivatives are derived from forward interest rates based on yield curves observable at the balance sheet date together with the contractual interest rates. Valuations are updated by the counter-party banks on a monthly basis.

The long-term pension assets are considered to be Level 3 assets under the fair value hierarchy as of October 31, 2020. These assets have been valued by an external insurance expert, by applying a discount rate to the future cash flows and taking into account the fixed interest rate, mortality rates and term of the insurance contract. The movement in the long-term pension assets is disclosed in note 22 “Pension commitments”.

For derivatives and long-term pension assets there were no transfers of assets or liabilities between levels of the fair value hierarchy during the year.

	October 31, 2020	October 31, 2019
Interest rate risk	$m	$m
Interest rate swaps (receive variable, pay fixed)

Fair value of Derivative liability (total of 4 swaps)	(77.9)	(36.5)
Notional amount (4 x $562.5 million)	2,250.0	2,250.0
Maturity date	September 30, 2022	September 30, 2022
Change in fair value of outstanding hedging instruments (OCI hedging reserve excluding deferred tax) (note 27)	(41.3)	(122.9)
Change in value of hedging instruments (as above adjusted for impact of credit risk)	(39.9)	(121.9)
Hedging ratio	1.1	1.1

The Group has four interest rate swaps, which are designated in a hedge relationship.

The Group’s approved strategy in accordance with our risk management policies is to minimize the risk of cash flow fluctuations due to interest rate changes in relation to the 1M-USD LIBOR rate for up to half of the Group’s external borrowings for the period 19 October 2017 to 30 September 2022.

The specific risk management objective is to hedge the interest rate risk (cash flow risk) due to changes in the 1M-USD LIBOR rate charged on $2,250.0 million of the debt issued by Seattle Spin Co Inc. between October 19, 2017 and September 30, 2022.

Derivatives are only used for economic hedging purposes and not as speculative investments.

The swap contracts require settlement of net interest receivable or payable on a monthly basis. The fixed interest rate for each swap is 1.949% and the Group receives a variable rate in line with LIBOR. The Seattle loan is priced at LIBOR (with a 0% floor) plus a current margin of 2.75% with the swaps aimed at addressing the risk of a rising LIBOR element. As such, the total interest cost of the hedged element of the Seattle loan is 4.699%. For the year to October 31, 2020, net interest (finance cost) paid for the swaps amounted to $23.7 million. For the life of the swap, net interest paid to date amounted to $17.2 million.

Non-Derivative financial instruments – Designated Euro borrowings

	October 31, 2020	October 31, 2019
Foreign exchange risk	$m	$m
Notional amounts for Designated Euro borrowing

Euro B-1 2020 tranche €600 million (Borrowings maturity date: June 2025)	665.8	-

Foreign exchange (loss) on revaluation transferred to OCI-CTA No sources of ineffectiveness observed in review	(34.5)	-

Euro 2017 tranche €453 million (Borrowings maturity date: June 2024)	528.5	-

Foreign exchange (loss) on revaluation transferred to OCI-CTA No sources of ineffectiveness observed in review	(24.2)	-

Hedge ratio for each of the two Net investment hedges	1.1	-

The Group has designated two tranches of non-derivative Euro borrowings in two hedge relationships The borrowings in place have a designated initial carrying value of approximately €1.05 billion (note 18 “Borrowings”) hedged against Euro designated net investments in foreign operations.

The specific risk management objective is to carry out a net investment hedge in the consolidated financial statements of the Group, to reduce the foreign currency translation exposure arising from the Group’s investments in foreign entities with Euro functional currency through the use of Euro currency borrowings as hedging instruments as permitted by the Group’s Treasury policy.

Hedge effectiveness

Hedge effectiveness is determined at the inception of the hedge relationship, and through periodic effectiveness assessments to ensure that an economic relationship exists between the hedged item and the hedging instrument. The testing determined that the hedges met the IFRS 9 requirements for the financial reporting year. The IFRS 9 hedging requirements apply to both the interest swaps and the net investment hedges.

The impact of changes in the fair value of interest rate swaps in the 12 months ended October 31, 2020 is shown in the Consolidated statement of comprehensive income. The foreign exchange gains/losses for the revaluation of the net investment hedging instruments are compared against the translation of goodwill and intangibles affecting the cumulative translation reserve on consolidation. No amounts have been reclassified from the hedging reserve to the loss for the year.

Hedge effectiveness may be affected by credit risk (in the case of the interest rate swaps) and the net investment hedged items may be affected by events impacting the carrying value of goodwill and intangible assets such as asset disposals or impairment reviews.

The Group also utilized a forward exchange contract to fix the Sterling equivalent (£150.0 million) on the cancelled May 2020 dividend payment. The forward contract was not designated for formal hedge accounting and was settled early for $21.8 million within the reporting year as the proposed dividend was cancelled. The charge was made to foreign exchange losses in the Consolidated statement of comprehensive income.

Credit risk

The carrying amount of financial assets represents the maximum credit exposure. The maximum exposure to credit risk at October 31, 2020 was:

		October 31, 2020	October 31, 2019
	Note	$m	$m
Trade receivables (gross)	14	628.4	877.9
Cash and cash equivalents	16	737.2	355.7
		1,365.6	1.233.6

The Group applies the IFRS 9 expedited approach to measuring expected credit losses, which uses a lifetime expected credit loss allowance for all trade receivables.

A provision of the lifetime expected credit loss is established upon initial recognition of the underlying asset by predicting the future cash flows based upon the days past due status of an invoice and other relevant information. The model uses historical collection data along with historical credit losses experienced. The loss allowance is adjusted for forward-looking factors specific to the receivable and the economic environment.

Trade receivables are written off when there is no reasonable expectation of recovery.  Impairment losses on trade receivables are presented as net impairment losses within operating profit. Subsequent recoveries of amounts previously written off are credited against the same line item.

On that basis, the loss allowance as at October 31, 2020 and 2019 and movements in the loss allowance during each year were determined as follows for trade receivables (note 14 “Trade and other receivables”):

	October 31, 2020	October 31, 2019
	$m	$m
At November 1 – calculated under IAS 39		41.9
Accounting policy change – IFRS 9 (recognized against retained earnings on November 1, 2018)		20.0
At November 1 – calculated under IFRS 9	42.4	61.9
Loss allowance provided in the period	(4.8)	16.0
Receivables written off as uncollectable	(19.7)	(35.5)
At October 31	17.9	42.4

Ageing is the main internal rating assessment around credit quality for trade receivables:  the ageing of gross trade receivables and associated loss allowances can be found in note 14. Contract assets relate to amounts not yet due from customers and contain no amounts past due.

Foreign exchange risk

The Group’s currency exposures comprise those that give rise to net currency gains and losses to be recognized in the Consolidated statement of comprehensive income as well as gains and losses on consolidation, which go to reserves. Such exposures reflect the monetary assets and liabilities of the Group that are not denominated in the operating or functional currency of the operating unit involved and the Group’s investment in net assets in currencies other than US dollar.

Note 3 “Loss before tax” shows the impact on the Consolidated statement of comprehensive income of foreign exchange losses in the 12 months ended October 31, 2020 of $29.7 million (2019: $11.3 million loss). The foreign exchange loss in the year includes the loss of $21.8 million due to the settlement of the foreign exchange contract regarding the cancelled dividend.

Exposure report analysis

The Group’s principal exposures in relation to market risks are the changes in the exchange rates between the US dollar and transactions made in other currencies as well as changes in interest rates from US and Euro capital markets. Foreign exchange exposures for all re-measuring balances are tracked and reported to management

The key drivers for foreign exchange exposure are cash, borrowings and inter-company positions with trade receivables and trade payables having less relative aggregate exposure. The table below represents a key currency extract from the Group exposures to movements in currency presenting exposures in excess of $10 million equivalent. The key exposure relates to the increased Euro debt profile since the May refinancing. The Indian Rupee and Israeli Shekel had key inter-company positions during the year.

Foreign exchange analysis is shown as for reporting to the Treasury Risk committee. Please note that aggregate foreign exchange exposures for the Euro below do not consider the impact of the net investment hedges. However, the impact can be seen in the hedging table above.

	Group exposure	+/- 5%	+/- 10%
Key aggregate currency exposures*	$m	$m	$m
Euro	(1,280.1)	64.0	128.0
Indian Rupee (INR)	(42.4)	2.1	4.2
Israeli Shekel (ILS)	(29.2)	1.4	2.9
Chinese Yuan (CNY)	(25.6)	1.3	2.6
Australian Dollar (AUD)	(15.7)	0.8	1.6

Japanese Yen (JPY)	55.1	2.8	5.5
Swedish Krona (SEK)	23.5	1.2	2.4
Swiss Franc (CHF)	18.9	0.9	1.9
Danish Krone (DKK)	17.1	0.9	1.7
Canadian Dollar (CAD)	15.9	0.8	1.6
Mexican Peso (MXN)	14.6	0.7	1.5
United Arab Emirates Dirham (AED)	13.7	0.7	1.4
Czech Koruna (CZK)	10.3	0.5	1.0

  * Presenting aggregate foreign exchange exposures in excess of $10 million equivalent.

Interest rate exposure

Borrowings exposures to variable interest rate changes (based on gross debt excluding the effects of hedging)	Group exposure	LIBOR, EURIBOS +1%
	$m	$m
Euro	1,228.7	12.3
US dollar	3,504.5	35.0
Total gross debt (note 18)	4,733.2	47.3

Net debt

The net debt of the Group at the Consolidated statement of financial position date is as follows:

		October 31, 2020	October 31, 2019
	Note	$m	$m
Borrowings	18	(4,640.3)	(4,670.7)
Cash and cash equivalents	16	737.2	355.7
Lease obligations (2019: Finance lease obligations)	19	(250.4)	(23.5)
Net debt		(4,153.5)	(4,338.5)

Borrowings are shown net of unamortized prepaid facility arrangement fees of $92.9 million (2019: $104.3 million). Gross borrowings are $4,733.2 million (2019: $4,775.0 million).

Change in liabilities arising from financing activities for interest bearing loans (note 18 “Borrowings”) and lease obligations (note 19 “Leases”) were as follows:

	Interest bearing loans	Lease obligations	Total
	$m	$m	$m
At November 1, 2019	4,775.0	23.5	4,798.5
Adoption of IFRS16	-	269.8	269.8
	4,775.0	293.3	5,068.3
Draw down/new leases	1,490.8	41.6	1,532.4
Repayments	(1,589.7)	(93.3)	(1,683.0)
Disposals	-	(0.2)	(0.2)
Interest	-	13.2	13.2
Foreign exchange	57.1	(4.2)	52.9
At October 31, 2020	4,733.2	250.4	4,983.6